UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04985

Templeton Emerging Markets Fund
(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Alison Baur, One Franklin Parkway, San Mateo, CA  94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 954 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/23

Item 1. Reports to Stockholders.

a.)

The following is a copy of the report transmitted to shareholders pursuant to Rule30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1.)

b.)

Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.
Not Applicable
.

Semiannual Report
Templeton Emerging
Markets Fund
February 28, 2023

Not FDIC Insured May Lose Value No Bank Guarantee
franklintempleton.com
Semiannual Report

Contents
Semiannual Report
Templeton Emerging Markets Fund 2
Performance Summary 5
Financial Highlights and Schedule of Investments 8
Financial Statements 13
Notes to Financial Statements 16
Important Information to Shareholders 25
Annual Meeting of Shareholders 26
Dividend Reinvestment and Cash Purchase Plan 27
Shareholder Information 29
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Semiannual Report
SEMIANNUAL REPORT
Templeton Emerging Markets Fund
Dear Shareholder:
This semiannual report for Templeton Emerging Markets
Fund covers the period ended February 28, 2023 .
Your Fund’s Goal and Main Investments
The Fund seeks long-term capital appreciation by investing,
under normal market conditions, at least 80% of its net
assets in emerging country equity securities.
Performance Overview
The Fund posted cumulative total returns of +5.34% based
on market price and +3.25% based on net asset value for the
six months under review. The Fund’s benchmark, the MSCI
Emerging Markets (EM) Index-NR, designed to measure
the equity market performance of global emerging markets,
posted a -2.29% cumulative total return for the same period.
1
You can find the Fund’s long-term performance data in the
Performance Summary on page 5 .
Performance data represent past performance, which does
not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when
you sell your shares. Current performance may differ from
figures shown.
Economic and Market Overview
Growth in emerging market economies slowed during the six
months ended February 28, 2023, as countries across the
world grappled with high inflation. Most emerging markets’
central banks—with the notable exception of China—raised
their benchmark interest rates to stem inflation. Emerging
market equities were hurt in September 2022 by rising
inflation and interest-rate hikes. Lower-than-expected
inflation in 2022’s fourth quarter and January 2023, along
with China’s easing of COVID-19 restrictions, boosted
equities in the middle of the period. However, renewed high
inflation levels and signals of future rate hikes by the U.S.
Federal Reserve led equities to slump again in February.
Regarding individual countries, China’s year-on-year
economic growth rate accelerated in 2022’s third quarter,
due in part to supportive government policies. Growth then
moderated in the fourth quarter, during which the country’s
unemployment rate hit a six-month high and industrial output weakened. Taiwan’s year-on-year growth rate accelerated
in 2022’s third quarter, spurred by strong private spending.
Growth then contracted in the fourth quarter—the first
decline since 2016—as exports shrank due to weak global
demand and private spending. South Korea’s year-on-year
growth rate slightly accelerated in the third quarter before moderating in the fourth quarter as the economy was hurt
by weak private spending. India’s year-on-year growth rate
moderated in the third and fourth quarters as inflation and
rising interest rates hurt domestic demand and weak global
demand hurt exports. Hungary’s year-on-year growth rate
moderated in 2022’s third and fourth quarters, largely due to slowing growth in the services sector. Brazil’s year-on-year growth rate was mostly steady in the third quarter before
moderating significantly in the fourth quarter, which saw
weak private and public spending.
Turning to specific countries’ monetary policies, the People’s
Bank of China kept its benchmark interest rate unchanged.
The central bank of Brazil also left its benchmark rate
unchanged during the period, which came on the heels of
an aggressive cycle of tightening that started in March 2021.
Hungary’s central bank raised its benchmark rate only once
Geographic Composition
2/28/23
% of Total
Net Assets
Asia 82.4%
Latin America & Caribbean 10.3%
North America 3.6%
Europe 2.5%
Middle East & Africa 1.1%
Short-Term Investments & Other Net Assets 0.1%
1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI).
The SOI begins on page 9 .

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
early in the period, signaling an end to its own aggressive
cycle of tightening. In contrast, the central banks of Taiwan,
South Korea and India raised their benchmark interest rates
multiple times to stem rising inflation.
In this environment, emerging market stocks, as measured
by the MSCI EM Index-NR, posted a -2.29% total return for
the six months ended February 28, 2023.
1
Chinese equities
declined modestly during the period. Stocks rose in the
middle of the period due to government stimulus measures
and the dismantling of its zero-COVID policy. These gains
were slightly outweighed, however, by losses early and late
in the period caused by a deteriorating Chinese yuan, rising inflation, and weak manufacturing. Taiwanese equities rose
modestly during the period, though gains were held back by
weak global semiconductor demand, which hurt the country’s
export-dependent economy. Hungarian equities rose
significantly during the period. Brazilian equities declined modestly, as high inflation late in the period wiped away
earlier gains.
Investment Strategy
Our investment strategy employs a fundamental, value-
oriented, long-term approach. We focus on the market price
of a company’s securities relative to our evaluation of the
company’s long-term earnings, asset value and cash flow
potential. As we look for investments, we focus on specific
companies and undertake in-depth research to construct an
action list from which we make our buy decisions. Before
we make a purchase, we look at the company’s potential
for earnings and growth over a five-year horizon. During
our analysis, we also consider the company’s position in its sector, the economic framework and political environment.
Manager’s Discussion
During the six months under review, key contributors to
the Fund’s absolute performance included Brilliance China
Automotive Holdings, Tencent Holdings and Vale.
Brilliance China Automotive Holdings is a Chinese carmaker
noted for its association with German luxury carmaker
BMW (not a Fund holding). Shares of Brilliance China were
the largest contributor during the period as the company
saw its shares move higher after trading was resumed in
October 2022 following a suspension of one-and-a-half
years. Brilliance China's suspension in March 2021 was
due to audit issues, including a delay in the publication of its
2020 annual results. Following the suspension, a third-party forensic investigation revealed unauthorized fund transfers
and loan guarantees to its state-owned parent Huachen
Automotive Group (not a Fund holding) and several other
counterparties. The company has announced that a special
dividend will be paid out of the proceeds from a stake sale in its affiliate BMW Brilliance Automotive. However, gains were capped after automobile stocks fell upon Tesla’s (not a Fund holding) price cuts for some models of its electric vehicles in
China.
Tencent Holdings is a leading Chinese internet company
providing social entertainment, messaging, mobile games,
cloud and payment services. Tencent advanced alongside
other Chinese equities amid optimism about the country’s
economic reopening. The company’s share price was further
Top 10 Countries
2/28/23
a
% of Total
Net Assets
a a
China 29.7%
South Korea 19.9%
Taiwan 15.9%
India 11.7%
Brazil 8.4%
United States 3.6%
Thailand 2.6%
United Kingdom 1.5%
Hong Kong 1.2%
Hungary 1.0%
Top 10 Holdings
2/28/23
Company
Industry, Country
% of Total
Net Assets
a aa
Taiwan Semiconductor Manufacturing Co. Ltd. 11.9%
Semiconductors & Semiconductor Equipment,
Taiwan
ICICI Bank Ltd. 5.8%
Banks, India
Samsung Electronics Co. Ltd. 5.5%
Technology Hardware, Storage & Peripherals,
South Korea
Alibaba Group Holding Ltd. 5.2%
Internet & Direct Marketing Retail, China
Tencent Holdings Ltd. 3.6%
Interactive Media & Services, China
MediaTek , Inc. 3.5%
Semiconductors & Semiconductor Equipment,
Taiwan
NAVER Corp. 3.1%
Interactive Media & Services, South Korea
LG Corp. 3.0%
Industrial Conglomerates, South Korea
Prosus NV 2.8%
Internet & Direct Marketing Retail, China
China Merchants Bank Co. Ltd. 2.7%
Banks, China

Templeton Emerging Markets Fund

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Semiannual Report
boosted by its latest earnings release, which showed a rise
in net profit due to cost savings, along with receiving its first commercial game license in more than a year. In January
2023, some of its game titles were approved by Chinese
authorities, which signaled further easing of restrictions on the internet industry.
Vale is a Brazilian iron ore producer. Shares of Vale were
boosted by China’s reopening, which was widely expected to
drive commodity demand. A subsequent recovery in prices
of iron ore, and reports that Vale has landed a deal to supply nickel to General Motors (not a Fund holding) also spurred
the stock. The company’s plans to increase output for some
commodities also bode well for investor sentiment.
Conversely, major detractors from absolute performance
included Banco Bradesco, Daqo New Energy and Petroleo
Brasileiro (Petrobras).
Shares of Banco Bradesco, Brazil’s leading private sector
bank, fell sharply as year-over-year profits declined in 2022’s third quarter due to increased provisions for bad loans. While the bad debt issue might continue for a couple of quarters,
we retain our longer-term conviction in the bank. A slowdown in the macroeconomic environment along with the risk of
fiscal expansion by the new government also impacted share
prices.
Daqo New Energy is a Chinese producer of polysilicon for
the solar industry. A decline in polysilicon prices and weaker outlook for prices caused by an industry-wide capacity
expansion weighed on the stock.
Petrobras is a Brazilian energy company engaged in the
exploration, production, and distribution of oil and gas.
Shares have remained volatile on concerns of government
intervention in fuel pricing policy and capital allocation, which could be unfavorable to minority shareholders.
In the past six months, we increased the Fund’s holdings in
Chile, the United Arab Emirates and Thailand. In terms of
sectors, additions were made in industrials, health care and utilities. We initiated exposure to several new investments as we continued to identify companies with what we believe to
be sustainable earnings power trading at a discount to their intrinsic worth. Key additions included India-based payment
solutions provider One 97 Communications, food delivery-
focused Chinese online shopping platform Meituan Dianping,
and South Korea-based compact equipment manufacturer
Doosan Bobcat. Additionally, we added to our existing high-
conviction portfolio holdings with purchases in Chile-based
retail and commercial banking services provider Banco
Santander Chile, India’s leading private sector bank HDFC
Bank, and China’s leading online search platform Baidu.
In contrast, the Fund reduced its investments in Hong Kong,
Mexico and India in favor of opportunities we found more
compelling. Sectors which experienced the largest sales
were financials, information technology and consumer
staples. In terms of key sales, we closed positions in South
African general merchandise retailer Massmart Holdings,
India-based non-banking financial company Tata Investment,
and China-based waterproof material manufacturer Keshun
Waterproof Technologies. We also reduced holdings in
Mexican financial services provider Banco Santander
Mexico, India-based ICICI Bank and leading South Korea-
based semiconductor firm Samsung Electronics to realign
the portfolio and raise funds for new opportunities.
Thank you for your continued participation in Templeton
Emerging Markets Fund. We look forward to serving your
future investment needs.
Sincerely,
Chetan Sehgal, CFA
Andrew Ness, ASIP
Portfolio Management Team
The foregoing information reflects our analysis, opinions
and portfolio holdings as of February 28, 2023, the end
of the reporting period. The way we implement our main
investment strategies and the resulting portfolio holdings
may change depending on factors such as market and
economic conditions. These opinions may not be relied upon
as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their
completeness or accuracy. Although historical performance
is no guarantee of future results, these insights may help you understand our investment management philosophy.
CFA
®
is a trademark owned by CFA Institute.
ASIP stands for Associate of the United Kingdom Society for Investment Professionals (now CFA Society of the United Kingdom).

Performance Summary as of February 28, 2023
Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.
Performance as of 2/28/23
1
Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.
Cumulative Total Return
2
Average Annual Total Return
2
Based on
NAV
3
Based on
market price
4
Based on
NAV
3
Based on
market price
4
6-Month +3.25% +5.34% +3.25% +5.34%
1-Year -12.34% -15.94% -12.34% -15.94%
5-Year -7.45% -7.26% -1.54% -1.50%
10-Year +9.28% +10.68% +0.89% +1.02%
See page 7 for Performance Summary footnotes.

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Semiannual Report
See page 7 for Performance Summary footnotes.
Total Return Index Comparison for a Hypothetical $10,000 Investment
1
Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.
9/1/12–8/31/22

Templeton Emerging Markets Fund
Performance Summary

franklintempleton.com
Semiannual Report
All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency volatility, economic instability, and social and political developments of countries where the Fund invests. Emerging markets, of which frontier markets are a subset, are subject to all of the risks of foreign investing generally and have additional heightened risks due to these markets' smaller size and lesser liquidity, and lack of established legal, political, business and social frameworks to support securities markets. The risks of investing in traditional emerging markets are magnified in frontier markets countries because they generally have smaller economies and even less developed capital markets than in traditional emerging markets. Some of these heightened risks may include political and social uncertainty (for example, regional conflicts and risk of war); pervasiveness of corruption and crime in these countries’ economic systems; delays in settling portfolio securities transactions; risk of loss arising out of the system of share registration and custody used in these countries; greater sensitivity to interest-rate changes; currency and capital controls; currency exchange rate volatility; and inflation, deflation or currency devaluation. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The manager’s portfolio selection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. Integrating ESG considerations into the investment process is not a guarantee that better performance will be achieved. The manager’s portfolio se-
lection strategy is not solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies.
Integrating ESG considerations into the investment process is not a guarantee that better performance will be achieved.
The Fund may invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange through the Shanghai-Hong
Kong Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange through the Shenzhen-Hong Kong Stock
Connect program (collectively, “Stock Connect”) and may invest in China Interbank bonds traded on the China Interbank Bond Market (“CIBM”) through the
China-Hong Kong Bond Connect program (“Bond Connect”).
Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, investors in Stock
Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition,
Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules.
While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect program is subject to trading, clearance and settle-
ment procedures that are untested in China, which could pose risks to the Fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. In China, the Hong Kong Monetary Authority Central Money Markets Unit holds Bond Connect securities on behalf of ultimate investors (such as the Fund) in accounts maintained with a China-based custodian (either the China Central Depository & Clearing Co. or the Shanghai
Clearing House). This recordkeeping system subjects the Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder and the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. In addition, enforcing the ownership rights of a beneficial holder of Bond Connect securities is untested and courts in China have limited experience in applying the concept of beneficial ownership. Bond
Connect uses the trading infrastructure of both Hong Kong and China and is not available on trading holidays in Hong Kong. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position. Securities offered through Bond Connect may lose their eligibility for trading through the program at any time. If Bond Connect securities lose their eligibility for trading through the program, they may be sold but can no longer be purchased through Bond Connect.
The application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect and Bond Connect programs, are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.
Russia’s regional conflicts, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its regional conflicts. The United States and other countries have also imposed sanctions on Belarus and may impose sanctions on other countries that support Russia’s regional conflicts. These sanctions, as well as any other consequences related to the regional conflicts, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to sanctions related to the regional conflicts. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the regional conflicts, the Fund’s ability to price, buy, sell, receive or deliver such investments may be impaired and these risks could affect the value of the Fund’s portfolio.
Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance.
1. Gross expenses are the Fund's total annual operating expenses as of the Fund's annual report available at the time of publication. Actual expenses may be higher and may impact portfolio returns. Net expenses reflect voluntary fee waivers, expense caps and/or reimbursements. Voluntary waivers may be modified or discontinued at any time without notice.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. Source: Morningstar. The MSCI EM Index-NR is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.
See www.franklintempletondatasources.com for additional data provider information.
Distributions
(9/1/22–2/28/23)
Net Investment
Income
Short-Term
Capital Gain
Long-Term
Capital Gain Total
$0.4054 $0.3018 $0.4221 $1.1293

Templeton Emerging Markets Fund
Financial Highlights
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

a
Six Months
Ended
February
28, 2023
(unaudited)
Year Ended August 31,
2022 2021 2020 2019 2018
Per share operating performance
(for a share outstanding throughout the
period)
Net asset value, beginning of period ..... $13.72 $20.09 $17.58 $16.09 $16.90 $18.32
Income from investment operations:
Net investment income
a
............. 0.12
b
0.30 0.11 0.15 0.21
c
0.14
Net realized and unrealized gains (losses) 0.28 (5.60) 3.04 2.44 (0.27) (0.51)
Total from investment operations ........ 0.40 (5.30) 3.15 2.59 (0.06) (0.37)
Less distributions from:
Net investment income .............. (0.41) (0.41) (0.18) (0.60) (0.20) (0.25)
Net realized gains ................. (0.72) (0.70) (0.48) (0.55) (0.58) (0.87)
Total distributions ................... (1.13) (1.11) (0.66) (1.15) (0.78) (1.12)
Repurchase of shares .............. 0.01 0.04 0.02 0.05 0.03 0.07
Net asset value, end of period .......... $13.00 $13.72 $20.09 $17.58 $16.09 $16.90
Market value, end of period
d
........... $11.36 $11.85 $17.89 $15.38 $14.18 $14.61
Total return (based on net asset value per
share)
e
........................... 3.25% (27.44)% 18.04% 16.34% 0.29% (2.11)%
Total return (based on market value per
share)
e
........................... 5.34% (29.18)% 20.40% 16.45% 2.80% (5.14)%
Ratios to average net assets
f
Expenses before waiver and payments by
affiliates .......................... 1.57% 1.50% 1.49% 1.52% 1.60% 1.38%
Expenses net of waiver and payments by
affiliates .......................... 1.53% 1.49% 1.48% 1.50% 1.58% 1.38%
g
Net investment income ............... 1.83%
b
1.81% 0.52% 0.90% 1.30%
c
0.79%
Supplemental data
Net assets, end of period (000’s) ........ $204,287 $216,704 $323,924 $285,668 $268,845 $287,115
Portfolio turnover rate ................ 11.90% 20.05% 23.19% 17.56% 21.56% 11.69%
Total outstanding borrowings on credit
facility at end of period (000’s) .......... $10,000 $25,000 $15,000 $15,000 $10,000 $—
Asset coverage per $1,000 of debt ...... $21,429 $9,668 $22,595 $20,045 $27,885 $—
a
Based on average daily shares outstanding.
b
Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.36%.
c
Net investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.95%.
d
Based on the last sale on the New York Stock Exchange.
e
The Market Value Total Return is calculated assuming a purchase of common shares on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund's net asset value is used on the purchase, sale and dividend reinvestment dates instead of market value. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
f
Ratios are annualized for periods less than one year.
g
Benefit of waiver and payments by affiliates rounds to less than 0.01%.

Templeton Emerging Markets Fund
Schedule of Investments (unaudited), February 28, 2023
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

a a Industry Shares a Value
a
Common Stocks 93.5%
Brazil 2.0%
TOTVS SA ..................... Software 16,080 $ 83,790
Vale SA ........................ Metals & Mining 231,595 3,772,948
a
XP, Inc., A ...................... Capital Markets 24,872 308,910
4,165,648
Cambodia 0.3%
a,b
NagaCorp Ltd. .................. Hotels, Restaurants & Leisure 736,916 582,304
Chile 0.8%
b
Banco Santander Chile, ADR ....... Banks 103,137 1,730,639
China 29.7%
a
Alibaba Group Holding Ltd. ......... Internet & Direct Marketing Retail 940,944 10,342,004
a,b
Alibaba Group Holding Ltd., ADR .... Internet & Direct Marketing Retail 4,330 380,131
c
BAIC Motor Corp. Ltd., H, 144A, Reg S Automobiles 360,000 97,802
a
Baidu, Inc., A .................... Interactive Media & Services 175,735 3,021,373
Beijing Oriental Yuhong Waterproof
Technology Co. Ltd., A ........... Construction Materials 190,243 942,660
Brilliance China Automotive Holdings
Ltd. ......................... Automobiles 8,358,200 4,173,963
Chervon Holdings Ltd. ............. Household Durables 7,600 38,389
China Merchants Bank Co. Ltd., A .... Banks 1,032,679 5,559,877
China Resources Cement Holdings Ltd. Construction Materials 2,723,222 1,465,265
China Resources Land Ltd. ......... Real Estate Management & Development 121,662 540,560
COSCO SHIPPING Ports Ltd. ....... Transportation Infrastructure 909,270 591,898
a
Daqo New Energy Corp., ADR ...... Semiconductors & Semiconductor Equipment 48,458 2,140,875
c
Greentown Service Group Co. Ltd., Reg
S ........................... Real Estate Management & Development 732,186 488,547
Guangzhou Tinci Materials Technology
Co. Ltd., A .................... Chemicals 708,715 4,589,322
Health & Happiness H&H International
Holdings Ltd. .................. Food Products 535,715 904,218
JD.com, Inc., A .................. Internet & Direct Marketing Retail 11,101 246,767
a,c,d
Meituan Dianping, B, 144A, Reg S ... Internet & Direct Marketing Retail 72,782 1,263,083
NetEase, Inc. ................... Entertainment 130,526 2,028,369
Ping An Bank Co. Ltd., A ........... Banks 752,652 1,493,426
Ping An Insurance Group Co. of China
Ltd., H ....................... Insurance 441,337 3,012,707
Prosus NV ..................... Internet & Direct Marketing Retail 80,992 5,806,254
Tencent Holdings Ltd. ............. Interactive Media & Services 169,507 7,445,935
a
Tencent Music Entertainment Group,
ADR ........................ Entertainment 106,963 806,501
Uni-President China Holdings Ltd. .... Food Products 2,153,926 1,888,459
Weifu High-Technology Group Co. Ltd.,
B ........................... Auto Components 269,612 528,478
a,c
Wuxi Biologics Cayman, Inc., 144A, Reg
S ........................... Life Sciences Tools & Services 111,318 779,218
60,576,081
Hong Kong 1.2%
Techtronic Industries Co. Ltd. ....... Machinery 251,059 2,500,284
Hungary 1.0%
Richter Gedeon Nyrt. ............. Pharmaceuticals 93,918 1,968,569
India 11.7%
Bajaj Holdings & Investment Ltd. ..... Diversified Financial Services 28,211 2,133,530
HDFC Bank Ltd. ................. Banks 210,243 4,067,294
ICICI Bank Ltd. .................. Banks 1,140,571 11,801,185

Templeton Emerging Markets Fund
Schedule of Investments (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

a a Industry Shares a Value
a
Common Stocks
(continued)
India (continued)
Infosys Ltd. ..................... IT Services 88,535 $ 1,590,775
a
One 97 Communications Ltd. ....... IT Services 179,316 1,295,015
a
PB Fintech Ltd. .................. Insurance 67,682 456,502
Tata Consultancy Services Ltd. ...... IT Services 25,849 1,035,173
a
Zomato Ltd. .................... Internet & Direct Marketing Retail 2,278,796 1,471,527
23,851,001
Indonesia 1.0%
Astra International Tbk. PT ......... Automobiles 4,845,801 1,938,359
Mexico 0.5%
Banco Santander Mexico SA Institucion
de Banca Multiple Grupo Financiero
Santand, ADR ................. Banks 97,233 645,627
a,c
Nemak SAB de CV, 144A, Reg S .... Auto Components 1,497,103 379,623
1,025,250
Pakistan 0.2%
MCB Bank Ltd. .................. Banks 1,024,253 457,722
Peru 0.5%
b
Intercorp Financial Services, Inc. ..... Banks 46,998 1,119,962
Russia 0.0%
e,f
LUKOIL PJSC ................... Oil, Gas & Consumable Fuels 86,387 —
a,e,f
Sberbank of Russia PJSC .......... Banks 1,014,728 —
a,c,e,f
VK Co. Ltd., GDR, Reg S .......... Interactive Media & Services 56,814 —
a,e,f
Yandex NV, A ................... Interactive Media & Services 87,356 —
—
South Africa 0.6%
Netcare Ltd. .................... Health Care Providers & Services 1,477,483 1,224,464
South Korea 19.9%
Doosan Bobcat, Inc. .............. Machinery 31,783 911,342
Fila Holdings Corp. ............... Textiles, Apparel & Luxury Goods 67,449 1,990,310
KT Skylife Co. Ltd. ............... Media 45,931 278,637
L&F Co. Ltd. .................... Electronic Equipment, Instruments &
Components 1,663 329,578
a
LegoChem Biosciences, Inc. ........ Life Sciences Tools & Services 36,412 1,025,959
LG Chem Ltd. ................... Chemicals 1,728 888,469
LG Corp. ....................... Industrial Conglomerates 98,917 6,164,236
NAVER Corp. ................... Interactive Media & Services 40,453 6,369,427
POSCO Holdings, Inc. ............ Metals & Mining 11,731 2,831,951
Samsung Electronics Co. Ltd. ....... Technology Hardware, Storage & Peripherals 245,877 11,268,009
Samsung Life Insurance Co. Ltd. ..... Insurance 90,690 4,677,826
Samsung SDI Co. Ltd. ............ Electronic Equipment, Instruments &
Components 1,502 790,372
Soulbrain Co. Ltd. ................ Chemicals 17,332 3,063,210
40,589,326
Taiwan 15.9%
Hon Hai Precision Industry Co. Ltd. ... Electronic Equipment, Instruments &
Components 322,333 1,057,481
MediaTek, Inc. .................. Semiconductors & Semiconductor Equipment 309,148 7,198,604
Taiwan Semiconductor Manufacturing
Co. Ltd. ...................... Semiconductors & Semiconductor Equipment 1,477,450 24,241,098
32,497,183

Templeton Emerging Markets Fund
Schedule of Investments (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

a a Industry Shares a Value
a
Common Stocks
(continued)
Thailand 2.6%
Kasikornbank PCL ............... Banks 662,952 $ 2,578,109
Kiatnakin Phatra Bank PCL ......... Banks 534,625 1,012,782
Star Petroleum Refining PCL ........ Oil, Gas & Consumable Fuels 3,027,937 944,403
Thai Beverage PCL ............... Beverages 1,836,100 871,834
5,407,128
United Arab Emirates 0.5%
a
Emirates Central Cooling Systems Corp. Water Utilities 2,264,456 974,066
United Kingdom 1.5%
Unilever plc ..................... Personal Products 62,715 3,122,164
United States 3.6%
Cognizant Technology Solutions Corp.,
A ........................... IT Services 51,668 3,235,967
Genpact Ltd. .................... IT Services 85,929 4,101,391
7,337,358
Total Common Stocks (Cost $152,993,381) .....................................
191,067,508
a
Preferred Stocks 6.4%
Brazil 6.4%
g
Banco Bradesco SA, ADR, 7.59% .... Banks 1,492,166 3,775,180
g
Itau Unibanco Holding SA, ADR, 3.95% Banks 947,575 4,557,836
g
Petroleo Brasileiro SA, 45.57% ...... Oil, Gas & Consumable Fuels 987,956 4,761,324
13,094,340
Total Preferred Stocks (Cost $13,839,885) ......................................
13,094,340
a a a a a
Escrows and Litigation Trusts 0.0%
a,e
Hemisphere Properties India Ltd.,
Escrow Account ................ 38,214 —
Total Escrows and Litigation Trusts (Cost $–) ...................................
—
Total Long Term Investments (Cost $166,833,266) ...............................
204,161,848
Short Term Investments 5.7%
a a
Industry Shares a Value
a a a a a a
Money Market Funds 5.7%
United States 5.7%
h,i
Institutional Fiduciary Trust - Money
Market Portfolio, 4.204% ......... 11,690,695 11,690,695
Total Money Market Funds (Cost $11,690,695) ..................................
11,690,695
a a a a a
Total Short Term Investments (Cost $11,690,695 ) ................................
11,690,695
a a a
Total Investments (Cost $178,523,961) 105.6% ..................................
$215,852,543
j
Credit Facility (4.9)% .........................................................
(10,000,000)
Other Assets, less Liabilities (0.7)% ...........................................
(1,565,368)
Net Assets 100.0% ...........................................................
$204,287,175
a a a

Templeton Emerging Markets Fund
Schedule of Investments (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

See A bbreviations on page 24
.
a
Non-income producing.
b
A portion or all of the security is on loan at February 28, 2023. See Note 1(d).
c
Security was purchased pursuant to Rule 144A or Regulation S under the Securities Act of 1933. 144A securities may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. Regulation S securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At February 28, 2023, the aggregate value of these securities was $3,008,273, representing 1.5% of net assets.
d
A portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
e
Fair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.
f
See Note 6 regarding investments in Russian securities.
g
Variable rate security. The rate shown represents the yield at period end.
h
See Note 3(c) regarding investments in affiliated management investment companies.
i
The rate shown is the annualized seven-day effective yield at period end.
j
See Note 8 regarding Credit Facility.

Templeton Emerging Markets Fund
Financial Statements
Statement of Assets and Liabilities
February 28, 2023 (unaudited)
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

Templeton
Emerging
Markets Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers ................................................................... $166,833,266
Cost - Non-controlled affiliates (Note 3c) ........................................................ 11,690,695
Value - Unaffiliated issuers (Includes securities loaned of $975,159) ................................... $204,161,848
Value - Non-controlled affiliates (Note 3c) ....................................................... 11,690,695
Foreign currency, at value (cost $21) ............................................................ 21
Receivables:
Investment securities sold ................................................................... 93,398
Dividends and interest ..................................................................... 1,308,468
Total assets .......................................................................... 217,254,430
Liabilities:
Payables:
Investment securities purchased .............................................................. 1,176,541
Credit facility (Note 8) ...................................................................... 10,000,000
Management fees ......................................................................... 179,301
Trustees' fees and expenses ................................................................. 2
Accrued interest (Note 8) ................................................................... 105,427
Deferred tax ............................................................................... 1,255,858
Accrued expenses and other liabilities ........................................................... 250,126
Total liabilities ......................................................................... 12,967,255
Net assets, at value ................................................................. $204,287,175
Net assets consist of:
Paid-in capital ............................................................................. $178,410,681
Total distributable earnings (losses) ............................................................. 25,876,494
Net assets, at value ................................................................. $204,287,175
Shares outstanding ......................................................................... 15,717,039
Net asset value per share .................................................................... $13.00

Templeton Emerging Markets Fund
Financial Statements
Statement of Operations
for the six months ended February 28, 2023 (unaudited)
franklintempleton.com
Semiannual Report The accompanying notes are an integral part of these financial statements.

Templeton
Emerging
Markets Fund
Investment income:
Dividends: (net of foreign taxes of $274,350)
Unaffiliated issuers ........................................................................ $3,201,298
Non-controlled affiliates (Note 3c) ............................................................. 249,129
Income from securities loaned:
Unaffiliated entities (net of fees and rebates) ..................................................... 1,213
Total investment income ................................................................... 3,451,640
Expenses:
Management fees (Note 3 a ) ................................................................... 1,128,347
Transfer agent fees ......................................................................... 57,299
Custodian fees ............................................................................. 21,104
Reports to shareholders fees .................................................................. 7,258
Registration and filing fees .................................................................... 12,199
Professional fees ........................................................................... 37,102
Trustees' fees and expenses .................................................................. 11,469
Interest expense (Note 8) ..................................................................... 303,934
Other .................................................................................... 29,225
Total expenses ......................................................................... 1,607,937
Expenses waived/paid by affiliates (Note 3c) ................................................... (34,088)
Net expenses ......................................................................... 1,573,849
Net investment income ................................................................ 1,877,791
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (net of foreign taxes of $376,309)
Unaffiliated issuers ...................................................................... (3,484,767)
Foreign currency transactions ................................................................ 35,068
Net realized gain (loss) .................................................................. (3,449,699)
Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers ...................................................................... 7,535,048
Translation of other assets and liabilities denominated in foreign currencies .............................. (44,904)
Change in deferred taxes on unrealized appreciation ............................................... 246,950
Net change in unrealized appreciation (depreciation) ............................................ 7,737,094
Net realized and unrealized gain (loss) ............................................................ 4,287,395
Net increase (decrease) in net assets resulting from operations .......................................... $6,165,186

Templeton Emerging Markets Fund
Financial Statements
Statements of Changes in Net Assets
franklintempleton.com
The accompanying notes are an integral part of these financial statements. Semiannual Report

Templeton Emerging Markets Fund
Six Months Ended
February 28, 2023
(unaudited)
Year Ended
August 31, 2022
Increase (decrease) in net assets:
Operations:
Net investment income ................................................. $1,877,791 $4,774,036
Net realized gain (loss) ................................................. (3,449,699) 15,345,850
Net change in unrealized appreciation (depreciation) ........................... 7,737,094 (104,888,541)
Net increase (decrease) in net assets resulting from operations ................ 6,165,186 (84,768,655)
Distributions to shareholders .............................................. (17,752,979) (17,828,262)
Capital share transactions (Note 2 ) .......................................... (828,803) (4,623,690)
Net increase (decrease) in net assets ................................... (12,416,596) (107,220,607)
Net assets:
Beginning of period ..................................................... 216,703,771 323,924,378
End of period .......................................................... $204,287,175 $216,703,771

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
1. Organization and Significant Accounting Policies
Templeton Emerging Markets Fund (Fund) is registered
under the Investment Company Act of 1940 (1940 Act) as
a closed-end management investment company. The Fund
follows the accounting and reporting guidance in Financial
Accounting Standards Board (FASB) Accounting Standards
Codification Topic 946, Financial Services - Investment
Companies (ASC 946) and applies the specialized
accounting and reporting guidance in U.S. Generally
Accepted Accounting Principles (U.S. GAAP), including, but
not limited to, ASC 946.
The following summarizes the Fund's significant accounting
policies.
a. Financial Instrument Valuation
The Fund's investments in financial instruments are carried
at fair value daily. Fair value is the price that would be
received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the
measurement date. The Fund calculates the net asset value
(NAV) per share each business day as of 4 p.m. Eastern
time or the regularly scheduled close of the New York Stock
Exchange (NYSE), whichever is earlier. Under compliance
policies and procedures approved by the Fund’s Board of
Trustees (the Board), the Board has designated the Fund’s
investment manager as the valuation designee and has
responsibility for oversight of valuation. The investment
manager is assisted by the Fund’s administrator in
performing this responsibility, including leading the cross-
functional Valuation Committee (VC). The Fund may utilize
independent pricing services, quotations from securities and financial instrument dealers, and other market sources to
determine fair value.
Equity securities listed on an exchange or on the NASDAQ
National Market System are valued at the last quoted sale
price or the official closing price of the day, respectively.
Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is
primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day
that the value of the security is determined. Over-the-counter
(OTC) securities are valued within the range of the most
recent quoted bid and ask prices. Securities that trade
in multiple markets or on multiple exchanges are valued
according to the broadest and most representative market.
Certain equity securities are valued based upon fundamental
characteristics or relationships to similar securities.
Investments in open-end mutual funds are valued at the
closing NAV.
The Fund has procedures to determine the fair value
of financial instruments for which market prices are not
reliable or readily available. Under these procedures,
the Fund primarily employs a market-based approach
which may use related or comparable assets or liabilities,
recent transactions, market multiples, and other relevant
information for the investment to determine the fair value of the investment. An income-based valuation approach may
also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any
restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the
fair values may differ significantly from the values that would have been used had an active market existed.
Trading in securities on foreign securities stock exchanges
and OTC markets may be completed before 4 p.m. Eastern
time. In addition, trading in certain foreign markets may
not take place on every Fund's business day. Events can
occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into
question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the
value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at
4 p.m. Eastern time. In order to minimize the potential for
these differences, an independent pricing service may be
used to adjust the value of the Fund's portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At
February 28, 2023, certain securities may have been fair
valued using these procedures, in which case the securities
were categorized as Level 2 within the fair value hierarchy
(referred to as “market level fair value”). See the Fair Value
Measurements note for more information.
When the last day of the reporting period is a non-business
day, certain foreign markets may be open on those days
that the Fund's NAV is not calculated, which could result
in differences between the value of the Fund's portfolio
securities on the last business day and the last calendar day

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
of the reporting period. Any security valuation changes due
to an open foreign market are adjusted and reflected by the
Fund for financial reporting purposes.
b. Foreign Currency Translation
Portfolio securities and other assets and liabilities
denominated in foreign currencies are translated into U.S.
dollars based on the exchange rate of such currencies
against U.S. dollars on the date of valuation. The Fund may
enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases
and sales of securities, income and expense items
denominated in foreign currencies are translated into U.S.
dollars at the exchange rate in effect on the transaction date.
Portfolio securities and assets and liabilities denominated
in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally,
events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent
value. If such an event occurs, the foreign exchange rate
will be valued at fair value using procedures established and approved by the Board.
The Fund does not separately report the effect of changes
in foreign exchange rates from changes in market prices
on securities held. Such changes are included in net
realized and unrealized gain or loss from investments in the
Statement of Operations.
Realized foreign exchange gains or losses arise from sales
of foreign currencies, currency gains or losses realized
between the trade and settlement dates on securities
transactions and the difference between the recorded
amounts of dividends, interest, and foreign withholding
taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains
and losses arise from changes in foreign exchange rates
on foreign denominated assets and liabilities other than
investments in securities held at the end of the reporting
period.
c. Securities Purchased on a Delayed Delivery Basis
The Fund purchases securities on a delayed delivery basis,
with payment and delivery scheduled for a future date.
These transactions are subject to market fluctuations and
are subject to the risk that the value at delivery may be
more or less than the trade date purchase price. Although
the Fund will generally purchase these securities with
the intention of holding the securities, they may sell the
securities before the settlement date.
d. Securities Lending
The Fund participates in an agency based securities lending
program to earn additional income. The Fund receives
collateral in the form of cash and/or U.S. Government
and Agency securities against the loaned securities in an
amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned
securities, as determined at the close of Fund business
each day; any additional collateral required due to changes
in security values is delivered to the Fund on the next
business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest
in a money market fund managed by Franklin Advisers,
Inc., an affiliate of the Fund. Additionally, at February 28,
2023, the Fund held $1,019,372 in U.S. Government and
Agency securities as collateral. These securities are held as collateral in segregated accounts with the Fund’s custodian.
The Fund cannot repledge or resell these securities held
as collateral. As such, the non-cash collateral is excluded
from the Statement of Assets and Liabilities. The Fund may
receive income from the investment of cash collateral, in
addition to lending fees and rebates paid by the borrower.
Income from securities loaned, net of fees paid to the
securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund
bears the market risk with respect to any cash collateral
investment, securities loaned, and the risk that the agent
may default on its obligations to the Fund. If the borrower
defaults on its obligation to return the securities loaned, the
Fund has the right to repurchase the securities in the open
market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of
default by a third party borrower.
1. Organization and Significant Accounting Policies
(continued)
a. Financial Instrument Valuation
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
e. Income and Deferred Taxes
It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund
intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from
federal income and excise taxes. As a result, no provision for
U.S. federal income taxes is required.
The Fund may be subject to foreign taxation related to
income received, capital gains on the sale of securities
and certain foreign currency transactions in the foreign
jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist
in the foreign markets in which the Fund invests. When a
capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be
payable if the securities were disposed of on the valuation
date.
The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain
tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based
on its technical merits. As of February 28, 2023, the Fund
has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open
tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and
are based on the statute of limitations in each jurisdiction in which the Fund invests.
f. Security Transactions, Investment Income,
Expenses and Distributions
Security transactions are accounted for on trade date.
Realized gains and losses on security transactions are
determined on a specific identification basis. Estimated
expenses are accrued daily. Dividend income is recorded
on the ex-dividend date except for certain dividends from
securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information
is received by the Fund. Distributions to shareholders are
recorded on the ex-dividend date. Distributable earnings
are determined according to income tax regulations (tax
basis) and may differ from earnings recorded in accordance
with U.S. GAAP. These differences may be permanent or
temporary. Permanent differences are reclassified among
capital accounts to reflect their tax character. These
reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.
g. Accounting Estimates
The preparation of financial statements in accordance with
U.S. GAAP requires management to make estimates and
assumptions that affect the reported amounts of assets
and liabilities at the date of the financial statements and
the amounts of income and expenses during the reporting
period. Actual results could differ from those estimates.
h. Guarantees and Indemnifications
Under the Fund's organizational documents, its officers
and trustees are indemnified by the Fund against certain
liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the
Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum
exposure under these arrangements is unknown as this
would involve future claims that may be made against the
Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.
2. Shares of Beneficial Interest
At February 28, 2023, there were an unlimited number of shares authorized (without par value). During the periods ended
February 28, 2023 and August 31, 2022 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.
1. Organization and Significant Accounting Policies
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 2,368,068 shares. Transactions in the Fund’s shares were as follows:
3. Transactions with Affiliates
Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton.
Certain officers and trustees of the Fund are also officers and /or directors of the following subsidiaries:
a. Management Fees
The Fund pays an investment management fee, calculated daily and paid monthly, to TAML based on the average daily net assets of the Fund as follows:
For the period ended February 28, 2023, the annualized gross effective investment management fee rate was 1.100% of the
Fund’s average daily net assets.
Under a subadvisory agreement, FTIML, an affiliate of TAML, provides subadvisory services to the Fund. The subadvisory fee is paid by TAML based on the Fund's average daily net assets, and is not an additional expense of the Fund. The subadvisory fee is equal to an annual rate of 50% of the net investment advisory fee. For purposes of the subadvisory agreement, the net investment advisory fee equals (i) 96% of an amount equal to the total management fees payable to TAML, minus any Fund fees and/or expenses waived or reimbursed by TAML, minus (ii) any fees payable by TAML to FT Services for administrative services.
b. Administrative Fees
Under an agreement with TAML, FT Services provides administrative services to the Fund. The fee is paid by TAML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.
Six Months Ended
February 28, 2023
Year Ended
August 31, 2022
Shares Amount Shares Amount
Shares repurchased ...................... 73,787 $828,803 334,936 $4,623,690
Weighted average discount of market price to net
asset value of shares repurchased .......... 12.48% 11.57%
Subsidiary Affiliation
Templeton Asset Management Ltd. (TAML) Investment manager
Franklin Templeton Investment Management Ltd. (FTIML) Investment manager
Franklin Templeton Services, LLC (FT Services) Administrative manager
Annualized Fee Rate Net Assets
1.100% Up to and including $1 billion
1.050% Over $1 billion, up to and including $2 billion
1.000% In excess of $2 billion
2. Shares of Beneficial Interest
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

franklintempleton.com
Semiannual Report
c. Investments in Affiliated Management Investment Companies
The Fund invests in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund does not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2023, the Fund held investments in affiliated management investment companies as follows:
4. Income Taxes
At February 28, 2023, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:
Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, foreign capital gains tax, corporate actions, and wash sales.
5. Investment Transactions
Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2023, aggregated
$24,530,992 and $41,932,335, respectively.
6. Concentration of Risk
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.
securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.
    aa
Value at
Beginning
of Period Purchases Sales
Realized Gain
(Loss)
Net Change in
Unrealized
Appreciation
(Depreciation)
Value
at End
of Period
Number of
Shares Held
at End
of Period
Investment
Income
a       a   a   a   a   a   a   a
Templeton Emerging Markets Fund
Non-Controlled Affiliates
Dividends
Institutional Fiduciary Trust -
Money Market Portfolio, 4.204% $ 24,580,506 $ 30,316,925 $ (43,206,736) $ — $ — $ 11,690,695 11,690,695 $ 249,129
Total Affiliated Securities ... $24,580,506 $30,316,925 $(43,206,736) $— $— $11,690,695 $249,129
Cost of investments .......................................................................... $184,937,560
Unrealized appreciation ........................................................................ $60,796,040
Unrealized depreciation ........................................................................ (29,881,057)
Net unrealized appreciation (depreciation) .......................................................... $30,914,983
3. Transactions with Affiliates
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
Investing in China A shares may include certain risks and considerations not typically associated with investing in U.S.
securities. In general, A shares are issued by companies incorporated in the People’s Republic of China (PRC) and listed on the Shanghai and Shenzhen Stock Exchanges and available for investment by domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investor (QFII) license and, in the case of certain eligible A shares, through the Shanghai and
Shenzhen Stock Connect programs. The Shanghai and Shenzhen Stock Exchanges are, however, substantially smaller, less liquid and more volatile than the major securities markets in the United States.
Certain investments in Chinese companies are made through a special structure known as a variable interest entity (VIE).  In a
VIE structure, foreign investors, such as the Fund, will only own stock in a shell company rather than directly in the VIE, which must be owned by Chinese nationals (and/or Chinese companies) to obtain the licenses and/or assets required to operate in a restricted or prohibited sector in China. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the structure and whether the contractual arrangements, which may be subject to conflicts of interest between the legal owners of the VIE and foreign investors, would be enforced by Chinese courts or arbitration bodies.
Prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, would likely cause the
VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent losses, and in turn, adversely affect the
Fund's returns and net asset value.
Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support
Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian financial instruments held by the Fund had little or no value at
February 28, 2023.
7. Novel Coronavirus Pandemic
The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.
6. Concentration of Risk
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
8. Credit Facility
The Fund participates in a senior secured revolving credit facility agreement (Credit Facility) with The Bank of Nova Scotia
(BNS) pursuant to which the Fund may borrow up to a maximum commitment amount of $30 million, which matured on
November 23, 2022. The Credit Facility provides a source of funds to the Fund to purchase additional investments as part of its investment strategy. Effective November 23, 2022, the credit facility was extended to January 13, 2023, at a reduced commitment of $25 million. Effective January 13, 2023, the Fund renewed the Credit Facility for a one-year term, maturing on
January 12, 2024.
Under the terms of the Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund at the applicable rate, pay an annual commitment fee of 0.25% based on the unused portion of the Credit Facility or 0.15%
whenever the outstanding borrowings exceed 75% of the commitment amount. As security for the obligations of the Fund under the Credit Facility, the Fund has granted to BNS a security interest in the assets of the Fund.
At February 28, 2023, the Fund had outstanding borrowings of $10,000,000, which approximates fair value, and incurred interest expenses at a rate equal to the term Secured Overnight Financing Rate (SOFR) plus 1.00%. The borrowings are categorized as Level 2 within the fair value hierarchy. The average borrowings and the average interest rate for the days with outstanding borrowings during the period ended February 28, 2023, were $15,718,232 and 3.85%, respectively.
9. Fair Value Measurements
The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources
(observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:
Level 1 – quoted prices in active markets for identical financial instruments
Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)
The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.
A summary of inputs used as of February 28, 2023, in valuing the Fund's assets carried at fair value, is as follows:
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
Brazil ................................ $ 4,165,648 $ — $ — $ 4,165,648
Cambodia ............................ — 582,304 — 582,304
Chile ................................ 1,730,639 — — 1,730,639
China ............................... 7,539,859 53,036,222 — 60,576,081
Hong Kong ........................... — 2,500,284 — 2,500,284
Hungary ............................. — 1,968,569 — 1,968,569
India ................................ — 23,851,001 — 23,851,001
Indonesia ............................ — 1,938,359 — 1,938,359
Mexico .............................. 1,025,250 — — 1,025,250
Pakistan ............................. 457,722 — — 457,722
Peru ................................ 1,119,962 — — 1,119,962
Russia ............................... — — —
a
—

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At February 28, 2023, the reconciliation is as follows:
10. New Accounting Pronouncements
In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity
Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15,
2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.
Level 1 Level 2 Level 3 Total
Templeton Emerging Markets Fund (continued)
Assets: (continued)
Investments in Securities:
Common Stocks:
South Africa ........................... $ — $ 1,224,464 $ — $ 1,224,464
South Korea .......................... — 40,589,326 — 40,589,326
Taiwan ............................... — 32,497,183 — 32,497,183
Thailand ............................. — 5,407,128 — 5,407,128
United Arab Emirates .................... 974,066 — — 974,066
United Kingdom ........................ — 3,122,164 — 3,122,164
United States .......................... 7,337,358 — — 7,337,358
Preferred Stocks ........................ 13,094,340 — — 13,094,340
Escrows and Litigation Trusts ............... — — —
a
—
Short Term Investments ................... 11,690,695 — — 11,690,695
Total Investments in Securities ........... $49,135,539 $166,717,004
b
$— $215,852,543
a
Includes financial instruments determined to have no value at February 28, 2023.
b
Includes foreign securities valued at $166,717,004, which were categorized as Level 2 as a result of the application of market level fair value procedures. See the Financial
Instrument Valuation note for more information.
Balance at
Beginning of
Period Purchases Sales
Transfer
Into
Level 3
Transfer
Out of
Level 3
a
Net
Accretion
(Amortiza-
tion)
Net
Realized
Gain
(Loss)
Net
Unr ealized
Appreciation
(Depreciation)
Balance
at End
of Period
Net Change in
Unrealized
Appreciation
(Depreciation)
on Assets
Held at
Period End
a a a a a a a a a a a
Templeton Emerging Markets Fund
Assets:
Investments in Securities:
Common Stocks :
China ...... $ 2,551,901 $ — $ — $ — $ (2,551,901) $ — $ — $ — $ — $ —
Russia ...... —
b
— — — — — — — —
b
—
Escrows and
Litigation Trusts —
b
— — — — — — — —
b
—
Total Investments in
Securities ....... $2,551,901 $— $— $— $(2,551,901) $— $— $— $— $—
a
Transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.
b
Includes financial instruments determined to have no value.
9. Fair Value Measurements
(continued)

Templeton Emerging Markets Fund
Notes to Financial Statements (unaudited)

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Semiannual Report
11. Subsequent Events
The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.
Abbreviations
Selected Portfolio
ADR American Depositary Receipt
GDR Global Depositary Receipt

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
Important Information to Shareholders
Share Repurchase Program
The Fund’s Board previously authorized the Fund to
repurchase up to 10% of the Fund’s outstanding shares in
open-market transactions, at the discretion of management.
This authorization remains in effect.
In exercising its discretion consistent with its portfolio
management responsibilities, the investment manager will
take into account various other factors, including, but not
limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be
undesirable because of liquidity concerns or because the
sale might subject the Fund to adverse tax consequences.
Any repurchases would be made on a national securities
exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or
borrowing of the Fund. If and when the Fund’s 10% threshold
is reached, no further repurchases could be completed until
authorized by the Board. Until the 10% threshold is reached,
Fund management will have the flexibility to conduct share
repurchases if and when it is determined to be appropriate in light of prevailing circumstances.
In the Notes to Financial Statements section, please
see note 2 (Shares of Beneficial Interest) for additional
information regarding shares repurchased.
Approval of Renewed Borrowing Arrangements
Effective as of November 28, 2018, the Fund is a party to a
committed, senior, secured line of credit (the “Credit Facility”)
with The Bank of Nova Scotia. Effective November 23,
2022, the Credit Facility was extended from November 23,
2022, to January 13, 2023, at a maximum commitment of
$25 million (reduced from $30 million). Effective January 13,
2023, the Fund renewed the Credit Facility for a one-year
term, maturing on January 12, 2024. Please see Note 8 for
additional details.
The purpose of the Credit Facility Renewal is to provide
the Fund with a continuing source of funds to purchase
additional investments and pursue certain investment
strategies. Given the permanent capital structure and the
absence of daily liquidity requirements, the investment
manager believes the Fund's closed-end fund structure is
particularly well-suited for leverage.

Templeton Emerging Markets Fund
Annual Meeting of Shareholders: March 6, 2023 (unaudited)

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Semiannual Report
The Annual Meeting of Shareholders of Templeton Emerging Markets Fund (the “Fund”) was held at the Fund’s offices, 300
S.E. 2nd Street, Fort Lauderdale, Florida, on March 6, 2023. The purpose of the meeting was to elect five Trustees of the
Fund and to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the
Fund for the fiscal year ending August 31, 2023. At the meeting, the following persons were elected by the shareholders to serve as Trustees of the Fund: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday and J. Michael Luttig.*
Shareholders also ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2023. No other business was transacted at the meeting with respect to the
Fund.
The results of the voting at the Annual Meeting are as follows:
1. Election of five Trustees:
The Fund is not aware of broker non-votes received with respect to this item.
2. Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2023:
The Fund is not aware of broker non-votes received with respect to this item.
* Ann Torre Bates, Gregory E. Johnson, Rupert H. Johnson, Jr., David W. Niemiec , Larry D. Thompson and Constantine
D. Tseretopoulos are Trustees of the Fund who are currently serving and whose terms of office continued after the Annual
Meeting of Shareholders.
Term Expiring 2026 For
% of
Outstanding
Shares
% of
Shares
Present Withheld
% of
Outstanding
Shares
% of
Shares
Present
Harris J. Ashton 7,783,272 49.51% 62.12% 4,746,996 30.20% 37.88%
Mary C. Choksi 7,798,510 49.61% 62.24% 4,731,758 30.10% 37.76%
Edith E. Holiday 7,799,786 49.62% 62.25% 4,730,482 30.09% 37.75%
J. Michael Luttig 7,832,199 49.82% 62.51% 4,698,069 29.89% 37.49%
Term Expiring 2024
Terrence J. Checki 7,794,254 49.58% 62.20% 4,736,014 30.13% 37.80%
Shares
Voted
% of
Outstanding
Shares
% of
Shares
Present
For 11,432,577 72.72% 91.24%
Against 1,059,936 6.74% 8.46%
Abstain 37,755 0.24% 0.30%

Templeton Emerging Markets Fund

franklintempleton.com
Semiannual Report
Dividend Reinvestment and Cash Purchase Plan
The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:
Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, share dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.
Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.
A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least
$100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company, LLC (the “Plan Administrator”) and sent to American
Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 Attention: Templeton
Emerging Markets Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.
The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.
Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.
A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to
American Stock Transfer and Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon
withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at the current market price and send a check to the participant for the net proceeds.
For more information, please see the Plan’s Terms & Conditions located at the back of this report.

Templeton Emerging Markets Fund
Dividend Reinvestment and Cash Purchase Plan

franklintempleton.com
Semiannual Report
Transfer Agent
American Stock Transfer and Trust Company, LLC
P.O. Box 922, Wall Street Station,
New York, NY 10269-056
(800) 416-5585
www.astfinancial.com
Direct Deposit Service for Registered Shareholders
Cash distributions can now be electronically credited to a checking or saving account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going to www.astfinancial.com or dial (800)
416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.
Direct Registration
If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company, LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company, LLC at (800) 416-5585.
Shareholder Information
Shares of Templeton Emerging Markets Fund are traded on the New York Stock Exchange under the symbol “EMF.”
Information about the net asset value and the market price is available at franklintempleton.com.
For current information about dividends and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company, LLC’s web site at www.
astfinancial.com and follow the instructions.
The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin
Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).
Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list, by writing Templeton Emerging Markets Fund, 100
Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

Templeton Emerging Markets Fund
Shareholder Information

franklintempleton.com
Semiannual Report
Proxy Voting Policies and Procedures
The Fund’s investment manager has established Proxy
Voting Policies and Procedures (Policies) that the Fund
uses to determine how to vote proxies relating to portfolio
securities. Shareholders may view the Fund’s complete
Policies online at franklintempleton.com. Alternatively,
shareholders may request copies of the Policies free of
charge by calling the Proxy Group collect at (954) 527-
7678 or by sending a written request to: Franklin Templeton
Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale,
FL 33301, Attention: Proxy Group. Copies of the Fund’s
proxy voting records are also made available online at
franklintempleton.com and posted on the U.S. Securities and
Exchange Commission’s website at sec.gov and reflect the
most recent 12-month period ended June 30.
Quarterly Schedule of Investments
The Fund files a complete schedule of investments with
the U.S. Securities and Exchange Commission for the first
and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed
Form N-PORT by visiting the Commission’s website at sec.
gov. The filed form may also be viewed and copied at the
Commission’s Public Reference Room in Washington, DC.
Information regarding the operations of the Public Reference
Room may be obtained by calling (800) SEC-0330.

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

franklintempleton.com
Not part of the semiannual report
1. American Stock Transfer and Trust Company, LLC
(“AST”), will act as Plan Administrator and will open an
account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the
“Plan”) in the same name as that in which the participant’s
present shares are registered, and put the Plan into effect
as of the first record date for a dividend or capital gains
distribution after AST receives the authorization duly
executed by such participant.
2. Whenever Templeton Emerging Markets Fund (the
“Fund”) declares a distribution from capital gains or an
income dividend payable in either cash or shares of the
Fund (“Fund shares”), if the market price per share on the
valuation date equals or exceeds the net asset value per
share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically
receive such Fund shares for participant accounts including
aggregate fractions. The number of additional Fund shares
to be credited to participant accounts shall be determined
by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participating holders by the net asset value per share of the Fund shares on the
valuation date, provided that the Fund shall not issue such
shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for
such distribution or dividend.
3. Whenever the Fund declares a distribution from capital
gains or an income dividend payable only in cash, or if the
Fund’s net asset value per share exceeds the market price
per share on the valuation date, AST shall apply the amount
of such dividend or distribution payable to participants to
the purchase of Fund shares on the open market (less their
pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of
such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value
per share, the average per share purchase price paid by
AST may exceed the net asset value of the Fund’s shares,
resulting in the acquisition of fewer shares than if the
dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such
purchases will be made promptly after the payable date for
such dividend or distribution, and in no event more than 30
days after such date except where temporary curtailment
or suspension of purchase is necessary to comply with
applicable provisions of the Federal securities laws.
4. A participant has the option of submitting additional
payments to AST, in any amounts of at least $100, up to a
maximum of $5,000 per month, for the purchase of Fund
shares for his or her account. These payments may be
made electronically through AST at www.astfinancial.com
or by check payable to “American Stock Transfer and Trust
Company, LLC” and sent to American Stock Transfer and
Trust Company, LLC, P.O. Box 922, Wall Street Station,
New York, NY 10269-0560, Attention: Templeton Emerging
Markets Fund. AST shall apply such payments (less a $5.00
service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed
below in paragraph 6. AST shall make such purchases
promptly on approximately the 15th of each month or,
during a month in which a dividend or distribution is paid,
beginning on the dividend payment date, and in no event
more than 30 days after receipt, except where necessary
to comply with provisions of the Federal securities laws.
Any voluntary payment received less than two business
days before an investment date shall be invested during the
following month unless there are more than 30 days until the next investment date, in which case such payment will be
returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before
such payment is to be invested. Such written notice shall
be sent to AST by the participant, as discussed below in
paragraph 14.
5. For all purposes of the Plan: (a) the market price of the
Fund’s shares on a particular date shall be the last sale
price on the New York Stock Exchange on that date if a
business day and if not, on the preceding business day, or
if there is no sale on such Exchange on such date, then the
mean between the closing bid and asked quotations for such
shares on such Exchange on such date, and (b) net asset
value per share of the Fund’s shares on a particular date
shall be as determined by or on behalf of the Fund.
6. Open market purchases provided for above may be
made on any securities exchange where Fund shares are
traded, in the over-the-counter market or in negotiated
transactions and may be on such terms as to price, delivery
and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within 30 days
after the payable date for any dividend or distribution as
herein provided, or with the timing of any purchases effected.

franklintempleton.com
Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes
of purchases in the open market, AST may aggregate
purchases with those of other participants, and the average
price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.
7. AST will hold shares acquired pursuant to this Plan,
together with the shares of other participants acquired
pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in
accordance with the proxies returned by participants to the
Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.
8. AST will confirm to participants each acquisition made
for an account as soon as practicable but not later than
ten business days after the date thereof. AST will send to
participants a detailed account statement showing total
dividends and distributions, date of investment, shares
acquired and price per share, and total shares of record
for the account. Although participants may from time to
time have an undivided fractional interest (computed to
three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends
and distributions on fractional shares will be credited to
participant accounts. In the event of termination of an
account under the Plan, AST will adjust for any such
undivided fractional interest in cash at the market price of the
Fund’s shares on the date of termination.
9. Any share dividends or split shares distributed by the
Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes
available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase
of additional Fund shares for the participant accounts. The
shares held for participants under the Plan will be added
to underlying shares held by participants in calculating the number of rights to be issued.
10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued
by the Fund or purchased on the open market. AST will
deduct a $5.00 service charge from each voluntary cash
payment. Participants will be charged a pro rata share of
trading fees on all open market purchases.
11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by
notifying AST in writing. Such withdrawal or termination
will be effective immediately if notice is received by AST
not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will
be effective after the investment of any current dividend
or distribution or voluntary cash payment. The Plan may
be terminated by AST or the Fund upon 90 days’ notice
in writing mailed to participants. Upon any withdrawal or
termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of
the shares at the time of withdrawal or termination) to be
delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have
AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00
service charge and a $0.12 per share trading fee for this
transaction from the proceeds. If a participant disposes of
all shares registered in his name on the books of the Fund,
AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.
12. These terms and conditions may be amended or
supplemented by AST or the Fund at any time or times,
except when necessary or appropriate to comply with
applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority,
only by mailing to participants appropriate written notice
at least 90 days prior to the effective date thereof. The
amendment or supplement shall be deemed to be accepted
by participants unless, prior to the effective date thereof,
AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include
an appointment by AST in its place and stead of a successor
Plan Administrator under these terms and conditions, with
full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions.
Upon any such appointment of a Plan Administrator for
the purpose of receiving dividends and distributions, the
Fund will be authorized to pay to such successor Plan
Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such
successor Plan Administrator as provided in these terms and
conditions.

franklintempleton.com
Not part of the semiannual report
TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(continued)
13. AST shall at all times act in good faith and agree to
use its best efforts within reasonable limits to ensure the
accuracy of all services performed under this Agreement
and to comply with applicable law, but shall assume no
responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence,
bad faith or willful misconduct or that of its employees.
14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company, LLC, P.O.
Box 922, Wall Street Station, New York, NY 10269- 0560,
Attention: Templeton Emerging Markets Fund, or www.
astfinancial.com or such other address as AST shall furnish
to the participant, and shall have been deemed to be given
or made when received by AST.
15. Any notice or other communication which by any
provision of the Plan is required to be given by AST to the
participant shall be in writing and shall be deemed to have
been sufficiently given for all purposes by being deposited
postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on
AST’s records. The participant agrees to notify AST promptly of any change of address.
16. These terms and conditions shall be governed by and
construed in accordance with the laws of the State of New
York and the rules and regulations of the U.S. Securities and
Exchange Commission, as they may be amended from time
to time.

TLEMF S 04/23
© 2023 Franklin Templeton Investments. All rights reserved.
Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.
To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.
Semiannual Report
Templeton Emerging Markets Fund
Investment Manager Transfer Agent Fund Information
Templeton Asset
Management Ltd.
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Number: (718) 921-8124
Hearing Impaired International Number:
(718) 921-8386
www.astfinancial.com
(800) DIAL BEN
®
/
342-5236

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.
Principal Accountant Fees and Services.  N/A

Item 5. Audit Committee
of Listed Registrants.

Members of the Audit Committee are:  Ann Torre Bates,
J. Michael Luttig,
Terrence J. Checki,
David W. Niemiec and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.
                            N/A

Item 7
. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Templeton Asset Management Ltd. (Asset Management)in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Franklin Templeton Emerging Markets Equity Group, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the "Investment Managers") have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.
The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.
In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.
The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGERs VOTE PROXIES
Proxy Services
All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.
For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Managers may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Benchmark Policies, ISS’s Sustainability Policy, and TGEG’s custom sustainability guidelines, which reflect what TGEG believes to be good environmental, social, and governance practices. Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.
Proxy Services
Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.
For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively-managed portfolio would ordinarily employ. Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s non-US Benchmark guidelines, ISS’s specialty guidelines (in particular, ISS’s Sustainability guidelines), or Glass Lewis’s US guidelines (the “the ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.
The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients (for example, where an issuer files additional solicitation materials after a Proxy Service has issued its voting recommendations but sufficiently before the vote submission deadline and these materials would reasonably be expected to affect the Investment Manager’s voting determination).
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and makes its best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.
Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.
The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Weight Given Management Recommendations
One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.
Engagement with Issuers
The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
Rejected Votes
Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
Securities on Loan
The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts  to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.
Split Voting
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
Bundled Items
If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.
Appendix A
These Proxy Policies apply to accounts managed by personnel within
Franklin Templeton Emerging Markets Equity Group, which includes the following investment managers:
Franklin Templeton Investment Management Limited
Templeton Asset Management Ltd.
.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Program	Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (9/1/22 - 9/30/22)	39,688.000	11.46	39,688.000	1,186,843.00
Month #2 (10/1/22 - 10/31/22)	20,197.000	10.49	20,197.000	1,166,646.00
Month #3 (11/1/22 - 11/30/22)	10,602.000	11.23	10,602.000	1,156,044.00
Month #4 (12/1/22 - 12/31/22)	2,500.000	11.09	2,500.000	1,153,544.00
Month #5 (1/1/23 - 1/31/23)	-	-	-	1,153,544.00
Month #6 (2/1/23 - 2/28/23)	800.000	11.46	800.000	1,152,744.00
Total	73,787.000		73,787.000

The Board previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Effective December 13, 2018, the Board approved a modification to its existing open-market share repurchase program to authorize the Fund to repurchase an additional 10% of the Fund’s shares outstanding in open market transactions, at the discretion of management. Since the inception of the program, the Fund had repurchased a total of 2,368,068 shares.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)
 Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)
 Changes in Internal Controls: There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.

Securities lending agent
The board of trustees has approved the Fund’s participation in a securities lending program. Under the securities lending program, JP Morgan Chase Bank serves as the Fund’s securities lending agent.
For the period ended February 28, 2023, the income earned by the Fund as well as the fees and/or compensation paid by the Fund in dollars pursuant to a securities lending agreement between the Trust with respect to the Fund and the Securities Lending Agent were as follows (figures may differ from those shown in shareholder reports due to time of availability and use of estimates):

Gross income earned by the Fund from securities lending activities	$1,329
Fees and/or compensation paid by the Fund for securities lending activities and related services
Fees paid to Securities Lending Agent from revenue split	$106
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in a revenue split	-
Administrative fees not included in a revenue split	-
Indemnification fees not included in a revenue split	-
Rebate (paid to borrower)	-
Other fees not included above	$10
Aggregate fees/compensation paid by the Fund for securities lending activities	$116
Net income from securities lending activities	$1,213

Item 13. Exhibits.

(a)(1) Code of Ethics

codeofethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section302

(a)(2)(1) There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2) There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Christopher Kings, Chief Financial Officer, Chief Accounting Officer and Treasurer

section906

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON EMERGING MARKETS FUND

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date
April 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By S\MATTHEW T. HINKLE______________________
Matthew T. Hinkle
      Chief Executive Officer - Finance and Administration
Date
April 26, 2023

By S\CHRISTOPHER KINGS______________________
      Christopher Kings
      Chief Financial Officer, Chief Accounting Officer and Treasurer
Date
April 26, 2023